Exhibit 10.11



September 1, 2004


Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.


To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Shai Rappaport
Printed Name


/s/ Shai Rappaport
Signature

September 1, 2004


Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Saleem S. Lakdawala
Printed Name

/s/ Saleem S. Lakdawala
Signature

September 1, 2004


Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Jack Weiner
Printed Name

/s/ Jack Weiner
Signature

September 1, 2004



Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


John Peiser
Printed Name

/s/ John Peiser
Signature

September 1, 2004



Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Joseph Pioppi
Printed Name

/s/ Joseph Pioppi
Signature

September 1, 2004



Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Charles J. Quinn-Pres. PGI
Printed Name

/s/ Charles J. Quinn
Signature

September 1, 2004


Re:  2004 Investment in Rolfe Enterprises, Inc./BidGive International, Inc.

To Whom It May Concern:

This letter is to acknowledge that the undersigned orally committed to the investment referenced herein and to be fully bound to the investment commitment on a date prior to the filing of the Company's Registration Statement on December 31, 2003; and that I am a sophisticated, knowledgeable, and/or accredited investor as defined in the Securities Act of 1933 and in the Subscription Agreement(s), Prospective Purchaser Questionnaire(s), and/or Investor Acknowledgement(s) I completed, signed and delivered to Rolfe/BidGive when I purchased shares of stock in the entity presently known as BidGive International, Inc.

In Witness Whereof, the undersigned has executed this acknowledgement as of the above date.


Frank C. Pioppi

Printed Name

/s/ Frank C. Pioppi
Signature



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